Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
Science & Technology Trust (the fund)
Supplement dated June 27, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.
At its meeting held on June 25-27, 2024, the Board of Trustees of the Trust (the Board), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), approved that a special meeting of shareholders of the fund will be held on or about October 1, 2024 at 1:30 p.m., Eastern Time (the “Shareholder Meeting”). The Board, including the Independent Trustees, recommends that the fund’s shareholders approve a proposal that will be presented at the Shareholder Meeting to change the fund’s diversification status from diversified to non-diversified. If approved, the change to the diversification status will become effective when the fund’s Prospectus and Statement of Additional Information (the “SAI”) are revised or supplemented to reflect the change, which is expected to be on or about October 1, 2024.
Note that this Shareholder Meeting is limited to shareholders of the fund. Shareholders of the fund as of August 6, 2024 are entitled to vote at the meeting.
Please see the fund’s Prospectus, proxy statement (when filed), and SAI for more details.
The foregoing is not a solicitation of any proxy. For important information regarding Science & Technology Trust or to receive a free copy of the proxy statement, when available, or Prospectus or SAI relating to the proposed shareholder vote, please call the appropriate phone number listed below. The proxy statement, Prospectus, or SAI contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the proposal to be presented for shareholder approval at the Shareholder Meeting. The proxy statement, Prospectus, or SAI will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement, Prospectus, and SAI carefully before voting or when considering whether to vote for the proposal.
For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts: (800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts: (800) 732-5543
For John Hancock Life Insurance Company of New York variable annuity contracts: (800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts: (800) 732-5543

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.